EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director and officer of Macatawa Bank Corporation, appoints JON W. SWETS, with full power of substitution, his attorney and agent to execute in his name, in his capacity as a director and officer of Macatawa Bank Corporation, one or more Registration Statements on Form S-8 to register the offering and sale of shares of Macatawa Bank Corporation common stock, no par value, Incentive Awards, and plan interests of Macatawa Bank Corporation under the Macatawa Bank Corporation Stock Incentive Plan of 2015, and any successor or replacement plans, and any and all pre-effective or post-effective amendments and supplements to any such Registration Statements, and to file it or them with the Securities and Exchange Commission.

Date: April 16, 2015	/s/ Ronald L. Haan
Ronald L. Haan

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Macatawa Bank Corporation, appoints RONALD L. HAAN and JON W. SWETS, or either of them, with full power of substitution, his attorney and agent to execute in his name, in his capacity as a director of Macatawa Bank Corporation, one or more Registration Statements on Form S-8 to register the offering and sale of shares of Macatawa Bank Corporation common stock, no par value, Incentive Awards, and plan interests of Macatawa Bank Corporation under the Macatawa Bank Corporation Stock Incentive Plan of 2015, and any successor or replacement plans, and any and all pre-effective or post-effective amendments and supplements to any such Registration Statements, and to file it or them with the Securities and Exchange Commission.

Date: April 16, 2015	/s/ Richard L. Postma
Richard L. Postma

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Macatawa Bank Corporation, appoints RONALD L. HAAN and JON W. SWETS, or either of them, with full power of substitution, his attorney and agent to execute in his name, in his capacity as a director of Macatawa Bank Corporation, one or more Registration Statements on Form S-8 to register the offering and sale of shares of Macatawa Bank Corporation common stock, no par value, Incentive Awards, and plan interests of Macatawa Bank Corporation under the Macatawa Bank Corporation Stock Incentive Plan of 2015, and any successor or replacement plans, and any and all pre-effective or post-effective amendments and supplements to any such Registration Statements, and to file it or them with the Securities and Exchange Commission.

Date: April 16, 2015	/s/ Mark J. Bugge
Mark J. Bugge

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Macatawa Bank Corporation, appoints RONALD L. HAAN and JON W. SWETS, or either of them, with full power of substitution, his attorney and agent to execute in his name, in his capacity as a director of Macatawa Bank Corporation, one or more Registration Statements on Form S-8 to register the offering and sale of shares of Macatawa Bank Corporation common stock, no par value, Incentive Awards, and plan interests of Macatawa Bank Corporation under the Macatawa Bank Corporation Stock Incentive Plan of 2015, and any successor or replacement plans, and any and all pre-effective or post-effective amendments and supplements to any such Registration Statements, and to file it or them with the Securities and Exchange Commission.

Date: April 16, 2015	/s/ Charles A. Geenen
Charles A. Geenen

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Macatawa Bank Corporation, appoints RONALD L. HAAN and JON W. SWETS, or either of them, with full power of substitution, his attorney and agent to execute in his name, in his capacity as a director of Macatawa Bank Corporation, one or more Registration Statements on Form S-8 to register the offering and sale of shares of Macatawa Bank Corporation common stock, no par value, Incentive Awards, and plan interests of Macatawa Bank Corporation under the Macatawa Bank Corporation Stock Incentive Plan of 2015, and any successor or replacement plans, and any and all pre-effective or post-effective amendments and supplements to any such Registration Statements, and to file it or them with the Securities and Exchange Commission.

Date: April 20, 2015	/s/ Robert L. Herr
Robert L. Herr

LIMITED POWER OF ATTORNEY

The undersigned, in her capacity as a director of Macatawa Bank Corporation, appoints RONALD L. HAAN and JON W. SWETS, or either of them, with full power of substitution, her attorney and agent to execute in her name, in her capacity as a director of Macatawa Bank Corporation, one or more Registration Statements on Form S-8 to register the offering and sale of shares of Macatawa Bank Corporation common stock, no par value, Incentive Awards, and plan interests of Macatawa Bank Corporation under the Macatawa Bank Corporation Stock Incentive Plan of 2015, and any successor or replacement plans, and any and all pre-effective or post-effective amendments and supplements to any such Registration Statements, and to file it or them with the Securities and Exchange Commission.

Date: April 16, 2015	/s/ Birgit M. Klohs
Birgit M. Klohs

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Macatawa Bank Corporation, appoints RONALD L. HAAN and JON W. SWETS, or either of them, with full power of substitution, his attorney and agent to execute in his name, in his capacity as a director of Macatawa Bank Corporation, one or more Registration Statements on Form S-8 to register the offering and sale of shares of Macatawa Bank Corporation common stock, no par value, Incentive Awards, and plan interests of Macatawa Bank Corporation under the Macatawa Bank Corporation Stock Incentive Plan of 2015, and any successor or replacement plans, and any and all pre-effective or post-effective amendments and supplements to any such Registration Statements, and to file it or them with the Securities and Exchange Commission.

Date: April 16, 2015	/s/ Arend D. Lubbers
Arend D. Lubbers

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Macatawa Bank Corporation, appoints RONALD L. HAAN and JON W. SWETS, or either of them, with full power of substitution, his attorney and agent to execute in his name, in his capacity as a director of Macatawa Bank Corporation, one or more Registration Statements on Form S-8 to register the offering and sale of shares of Macatawa Bank Corporation common stock, no par value, Incentive Awards, and plan interests of Macatawa Bank Corporation under the Macatawa Bank Corporation Stock Incentive Plan of 2015, and any successor or replacement plans, and any and all pre-effective or post-effective amendments and supplements to any such Registration Statements, and to file it or them with the Securities and Exchange Commission.

Date: April 16, 2015	/s/ Douglas B. Padnos
Douglas B. Padnos

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Macatawa Bank Corporation, appoints RONALD L. HAAN and JON W. SWETS, or either of them, with full power of substitution, his attorney and agent to execute in his name, in his capacity as a director of Macatawa Bank Corporation, one or more Registration Statements on Form S-8 to register the offering and sale of shares of Macatawa Bank Corporation common stock, no par value, Incentive Awards, and plan interests of Macatawa Bank Corporation under the Macatawa Bank Corporation Stock Incentive Plan of 2015, and any successor or replacement plans, and any and all pre-effective or post-effective amendments and supplements to any such Registration Statements, and to file it or them with the Securities and Exchange Commission.

Date: April 16, 2015	/s/ Thomas P. Rosenbach
Thomas P. Rosenbach

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Macatawa Bank Corporation, appoints RONALD L. HAAN and JON W. SWETS, or either of them, with full power of substitution, his attorney and agent to execute in his name, in his capacity as a director of Macatawa Bank Corporation, one or more Registration Statements on Form S-8 to register the offering and sale of shares of Macatawa Bank Corporation common stock, no par value, Incentive Awards, and plan interests of Macatawa Bank Corporation under the Macatawa Bank Corporation Stock Incentive Plan of 2015, and any successor or replacement plans, and any and all pre-effective or post-effective amendments and supplements to any such Registration Statements, and to file it or them with the Securities and Exchange Commission.

Date: April 16, 2015	/s/ Thomas J. Wesholski
Thomas J. Wesholski

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as an officer of Macatawa Bank Corporation, appoints RONALD L. HAAN, with full power of substitution, his attorney and agent to execute in his name, in his capacity as an officer of Macatawa Bank Corporation, one or more Registration Statements on Form S-8 to register the offering and sale of shares of Macatawa Bank Corporation common stock, no par value, Incentive Awards, and plan interests of Macatawa Bank Corporation under the Macatawa Bank Corporation Stock Incentive Plan of 2015, and any successor or replacement plans, and any and all pre-effective or post-effective amendments and supplements to any such Registration Statements, and to file it or them with the Securities and Exchange Commission.

Date: April 16, 2015	/s/ Jon W. Swets
Jon W. Swets